8-K form8-kauditorchange.htm 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - March 18, 2013

(Date of Earliest Event Reported)

FLATWORLD ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Commission File No. 000-54173

British Virgin Islands	98-0666872
(State of Incorporation)	(I.R.S. Employer Identification No.)

Palm Grove House, Road Town Tortola, VG1110, British Virgin Islands	VG1110
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +1 (284) 545 6127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant

On March 18, 2013, the Board of Directors (the “Board”) of FlatWorld Acquisition Corp. (“FlatWorld,” the “Company,” “we,” “our” and “us”) determined to dismiss Rothstein Kass as the independent registered public accounting firm of the Company.  Effective March 18, 2013, our Board approved the appointment of RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm.

Except as noted in the paragraph immediately below, the reports of Rothstein Kass on our financial statements for the year ended December 31, 2011 and the periods from June 25, 2010 (date of inception) to December 31, 2010 and June 25, 2010 (date of inception) to December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles except that Rothstein Kass’s audit report for the year ended December 31, 2011 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern due to the mandatory liquidation requirement if a certain business combination was not consumed by a certain date, and that the financial statements do not include any adjustments to reflect the possible effects that may result from the outcome of this uncertainty.

During the year ended December 31, 2011 and the periods from June 25, 2010 (date of inception) to December 31, 2010 and June 25, 2010 (date of inception) to December 31, 2011 and through the filing date of this Current Report on Form 8-K, (i) there were no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused Rothstein Kass to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2012 and 2011 and through the filing date of this Current Report on Form 8-K, neither we nor anyone acting on our behalf consulted with RBSM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any other matters or reportable events of the nature described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

We provided Rothstein Kass with a copy of the disclosures in this Form 8-K and requested that Rothstein Kass furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K.  A copy of the letter, dated March 25, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Rothstein Kass to the Securities and Exchange Commission dated, March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLATWORLD ACQUISITION CORP.

Date: March 28, 2013	By:	/s/ Jeffrey A. Valenty
	Name:	Jeffrey A. Valenty
	Title:	Chief Financial Officer